EXHIBIT 10.3

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

As of April 8, 2005

THIS FIRST AMENDMENT is made with respect to the INTERCREDITOR AGREEMENT (the “Intercreditor Agreement”), made as of April 5, 2004, by and between THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (“CITBC”), individually and in its capacity as agent (in such capacity, the “Agent”) for the Senior Lienholders under the Senior Lienholders Loan Agreement, as hereinafter further defined) and MONROE CAPITAL ADVISORS LLC, a Delaware limited liability company (herein referred to as the “Subordinated Lienholder”, as hereinafter further defined), successor to HILCO CAPITAL LP, a Delaware limited partnership (“Hilco”). Terms used and not otherwise defined herein shall have the meanings attributed thereto in the Intercreditor Agreement.

RECITALS

A.         Pursuant to that certain Financing Agreement, dated as of April 5, 2004 (as amended, the “Existing Subordinated Lienholder Loan Agreement”), among AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation (“AID”), BRICE MANUFACTURING COMPANY, INC., a California corporation (“Brice”), TIMCO AVIATION SERVICES, INC., a Delaware corporation (“Parent”), TIMCO ENGINE CENTER, INC., a Delaware corporation (“Engine”), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation (“Engineered Systems”), and TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation (“TIMCO” AID, Brice, Parent, Engine, Engineered Systems and TIMCO being collectively called the “Borrowers” and individually, a “Borrower”), the payment and performance of which Term Loans were guaranteed by AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation (“Distribution Services”), AVIATION SALES LEASING COMPANY, a Delaware corporation (“Leasing”), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation (“Property Management”), AVS/CAI, INC., a Florida corporation (“AVS/CAI”), AVS/M-1, INC., a Delaware corporation (“AVS/M-1”), AVS/M-2, INC., a Delaware corporation (“AVS/M-2”), AVS/M-3, INC., an Arizona corporation (“AVS/M-3”), AVSRE, L.P., a Delaware limited partnership (“AVSRE”), HYDROSCIENCE, INC., a Texas corporation (“Hydroscience”), TMAS/ASI, INC., an Arkansas corporation (“TMAS/ASI”), and WHITEHALL CORPORATION, a Delaware corporation (“Whitehall” Distribution Services, Leasing, Property Management, AVS/CAI, AVS/M-1, AVS/M-2, AVS/M-3, AVSRE, Hydroscience, TMAS/ASI and Whitehall being collectively called the “Guarantors” and, individually, a “Guarantor” and the Borrowers and the Guarantors being collectively called the “Companies” and, individually, a “Company”), the Companies and Hilco, Hilco made available to the Borrowers a term loan in the original principal amount of $8,000,000 (the “Existing Subordinated Lienholder Term Loan”) which was evidenced by that certain Term Note dated as of April 5, 2004 made by the Borrowers to Hilco in the face amount of $8,000,000 (the “Existing Subordinated Lienholder Term Note”).

B.          Pursuant to that certain General Assignment Agreement dated as of the date hereof by Hilco in favor of Subordinated Lienholder, Hilco has assigned to Subordinated Lienholder all of Hilco’s rights and obligations under the Existing Subordinated Lienholder Loan Agreement and the Subordinated Lienholder Documents and has endorsed over and delivered to Subordinated Lienholder the Existing Subordinated Lienholder Term Note.

C.         The Companies and the Subordinated Lienholder intend to amend and restate the Existing Subordinated Lienholder Loan Agreement in its entirety (as so amended and restated and as the same may be further amended, modified or supplemented from time to time, the “Subordinated

Lienholder Loan Agreement”) to, among other things, have the Subordinated Lienholder make available a new term loan (“Term Loan A-2”) to be used by the Borrowers to provide working capital to the Borrowers and a new term loan (“Term Loan B”) the proceeds of which shall be used by the Borrowers to finance capital expenditures.

D.         Subordinated Lienholder and Senior Lienholder desire to amend the Intercreditor Agreement in order to, among other things, provide that Subordinated Lienholder shall be the holder of a first and prior lien on all assets purchased with the proceeds of Term Loan B.

NOW THEREFORE, In consideration of the mutual covenants contained herein and benefits to be derived herefrom, the Senior Lienholder and Subordinated Lienholder agree as follows:

1.	AGREEMENT TO AMEND.
1.1	The following shall be added to the end of Section 2.1 of the Intercreditor Agreement:

“Notwithstanding the foregoing, it is hereby agreed that (i) any Collateral (herein, “Term Loan B Collateral”) purchased by any Company at any time and from time to time with the proceeds of advances made by Subordinated Liendholder to Borrowers under Term Loan B (as defined in the Subordinated Lienholder Loan Agreement), shall be at all times subject to a first priority Lien in favor of Subordinated Liendholder, superior to the Liens of the Senior Lienholder in such Term Loan B Collateral arising pursuant to the Senior Lienholder Documents, and (ii) the Liens of the Senior Lienholder in the Term Loan B Collateral shall be junior and subordinate to the Liens of the Subordinated Lienholder therein as security for all of the Subordinated Lienholders Obligations. Promptly after the funding of a Term Loan B advance, Subordinated Lienholder shall deliver, or cause Borrowers to deliver, to Senior Liendholder a schedule or other applicable description of the relevant Term Loan B Collateral.”

1.2        Section 5 of the Intercreditor Agreement shall be deleted in its entirety and the following shall be substituted therefor:

“5.        Application of Proceeds of Collateral. All proceeds of the Collateral received by or for the account of the Lienholders (whether by sale, casualty, condemnation or other disposition of the Collateral), shall be distributed to the Lienholders and applied as follows:

First, with respect to all Collateral other than Term Loan B Collateral, to the Agent for application to all of the Senior Lienholders Obligations, except for the Senior Lienholders Excluded Obligations, even if the total amount of the Senior Lienholders Obligations exceeds the amount of the Senior Secured Debt Cap;

Second, with respect to all Term Loan B Collateral, to the Subordinated Lienholder for application to the Subordinated Lienholder Obligations;

Third, with respect to all Collateral other than Term Loan B Collateral, after all of the Senior Lienholders Obligations, other than the Senior Lienholders Excluded Obligations, have been paid and satisfied in full and the Agent and the Senior Lienholders shall have no further obligation for the incurring of

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additional Senior Lienholders Obligations, to the Subordinated Lienholder for application to the Subordinated Lienholder Obligations;

Fourth, with respect to all Term Loan B Collateral, after all of the Subordinated Lienholder Obligations have been paid and satisfied in full and Subordinated Lienholders shall have no further obligation for the incurring of additional Subordinated Lienholder Obligations, to the Agent for application to the Senior Lienholders Obligations; and

Fifth, with respect to all Collateral after all of the Subordinated Lienholder Obligations have been paid and satisfied in full and Subordinated Lienholders shall have no further obligation for the incurring of additional Subordinated Lienholder Obligations, to the Agent for application to the Senior Lienholders Excluded Obligations.”

1.3        Section 7.2 of the Intercreditor Agreement shall be shall be deleted in its entirety and the following shall be substituted therefor:

“7.2	No Liability of the Agent, Senior Lienholders or Subordinated Lienholders.

(a)         The Agent and the Senior Lienholders shall have no liability to the Subordinated Lienholder for, and the Subordinated Lienholder waives any claim which it may have at any time against the Agent and the Senior Lienholders, arising out of or related to any actions which the Agent or the Senior Lienholders take or omit to take with respect to the Collateral or the Senior Lienholders Obligations secured thereby, except for such actions taken or omitted to be taken by the Agent or the Senior Lienholders through willful misconduct or gross negligence or in violation of Section 14.2(c) hereof. Without limiting the generality of the foregoing, the Agent and the Senior Lienholders may, without regard to the existence of any rights the Subordinated Lienholder may now or hereafter have in and to any of the Collateral (other than the rights of Subordinated Lienholder with respect to (x) proceeds of Term Loan B Collateral as set forth in Section 5 hereof, (y) the adjustment and settlement of insurance claims with respect to Term Loan B Collateral as set forth in Section 14.1 hereof and (z) other than the rights of the Subordinated Lienholder to notices under this Agreement or as may be required by applicable law): (a) subject to Section 14.1 hereof, compromise, settle, adjust and in general deal in any manner with the Collateral including, without limitation, the account debtors and other obligors indebted thereon, as the Agent may deem appropriate, upon such terms and conditions (including the length of time incidental thereto) as the Agent may deem appropriate, (b) engage third parties to assist the Agent and the Senior Lienholders in the effectuation of the liquidation, collection or foreclosure of the Collateral, and (c) incur such out-of-pocket costs and expenses incidental thereto as the Agent and/or the Senior Lienholders may deem appropriate, including, without limitation, fees and disbursements of counsel to the Agent and the Senior Lienholders and any other third party professionals engaged by any of them. The Subordinated Lienholder irrevocably waives any right it may have, whether at law or in equity, to assert any claim or bring any action, suit or proceeding against the Agent or the Senior Lienholders or to raise any affirmative defense, claim or counterclaim in any action brought against it by the Agent or the Senior Lienholders, the effect of which is to contest the commercial reasonableness of the decisions or actions of the Agent or the Senior Lienholders (whether made or taken alone or through any of its agents or representatives) with respect to the Collateral.

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(b)        The Subordinated Lienholders shall have no liability to the Agent and the Senior Lienholders for, and the Agent and the Senior Lienholders waive any claim which they may have at any time against the Subordinated Lienholders, arising out of or related to any actions which the Subordinated Lienholders take or omit to take with respect to the Term Loan B Collateral in accordance with the terms of this Agreement, or the Subordinated Lienholders Obligations secured thereby, except for such actions taken or omitted to be taken by the Subordinated Lienholders through willful misconduct or gross negligence. The Agent and the Senior Lienholders irrevocably waive any right any of them may have, whether at law or in equity, to assert any claim or bring any action, suit or proceeding against the Subordinated Lienholders or to raise any affirmative defense, claim or counterclaim in any action brought against it by the Subordinated Lienholders, the effect of which is to contest the commercial reasonableness of the decisions or actions of the Subordinated Lienholders (whether made or taken alone or through any of its agents or representatives) with respect to the Term Loan B Collateral.”

1.4        In Section 11 of the Intercreditor Agreement, the following shall be substituted for the Subordinated Lienholder notice information:

“Monroe Capital Advisors LLC

Sears Tower,

233 South Wacker Drive,

Suite 5210, Chicago, Illinois 60606

Attn: Philip Isom

Fax No.: 847 559-9330”

1.5        The second sentence of Section 14.1 of the Intercreditor Agreement shall be deleted in its entirety and the following shall be substituted therefor:

“The Agent shall have the sole and exclusive right, as against the Subordinated Lienholder, to file claims, make adjustments and settlements of insurance claims and take any and all other actions in regard thereto in the event of any covered loss, theft or destruction of any Collateral other than Term Loan B Collateral, and the Subordinated Lienholder shall have the sole and exclusive right, as against the Agent, to file claims, make adjustments and settlements of insurance claims and take any and all other actions in regard thereto in the event of any covered loss, theft or destruction of any Term Loan B Collateral.”

1.6        Section 14.2 of the Intercreditor Agreement shall be shall be deleted in its entirety and the following shall be substituted therefor:

“14.2	Insurance or Condemnation Proceeds.

(a)              Any Insurance or Condemnation Proceeds with respect to the Collateral shall be deemed part of the Collateral, and the rights and priorities of the Lienholders to any Insurance or Condemnation Proceeds with respect to the Collateral shall be the same as with respect to the Collateral.

(b)             All Insurance or Condemnation Proceeds with respect to Collateral other than Term Loan B Collateral shall be paid to the Agent and the Subordinated Lienholder shall cooperate (if necessary) in a reasonable manner in effecting the payment of Insurance or Condemnation Proceeds to the Agent. In the event the Agent, in its sole discretion or pursuant to agreement with the Credit Parties, permits the Credit Parties to utilize all or any Insurance or

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Condemnation Proceeds to replace Collateral other than Term Loan B Collateral, the consent of the Agent thereto shall be deemed to include the consent of the Subordinated Lienholder. The Subordinated Lienholder agrees to execute such consents, releases, endorsements and other documents as may be reasonably necessary to accomplish the application of such Insurance or Condemnation Proceeds, all without any additional consideration or payment to the Subordinated Lienholder.

(c)All Insurance or Condemnation Proceeds with respect to Term Loan B Collateral shall be paid to the Subordinated Lienholder and the Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of Insurance or Condemnation Proceeds to the Subordinated Lienholder. In the event the Subordinated Lienholder, in its sole discretion or pursuant to agreement with the Credit Parties, permits the Credit Parties to utilize all or any Insurance or Condemnation Proceeds to replace Term Loan B Collateral, the consent of the Subordinated Lienholder thereto shall be deemed to include the consent of the Agent. The Agent agrees to execute such consents, releases, endorsements and other documents as may be reasonably necessary to accomplish the application of such Insurance or Condemnation Proceeds, all without any additional consideration or payment to the Agent.”

2.	MISCELLANEOUS.

2.1        Except as provided herein, all terms and conditions of the Intercreditor Agreement remain in full force and effect.

2.2        This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

2.3        This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

2.4        THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NORTH CAROLINA.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

SUBORDINATED LIENHOLDER:

MONROE CAPITAL ADVISORS LLC

By: /s/ Philip Isom

Title: EVP

CITBC:

THE CIT GROUP/BUSINESS CREDIT, INC.,

individually and as agent

By: /s/ Kenneth B. Butler

Title: Vice President

Signature Page to First Amendment to CIT Intercreditor Agreement

ACKNOWLEDGMENT AND AGREEMENT

OF THE CREDIT PARTIES

The undersigned Credit Parties each does hereby accept, and acknowledge receipt of a copy of, the foregoing Amendment to Intercreditor Agreement and each consents to and agrees to be bound by all of the provisions thereof, as the same may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

IN WITNESS WHEREOF, each Credit Party has caused this Acknowledgement and Agreement to be duly executed on the day and year first above written.

Credit Parties:

AIRCRAFT INTERIOR DESIGN, INC.

By: /s/ Kevin Carter

Title: VP/Treasurer

BRICE MANUFACTURING COMPANY, INC.

By: /s/ Kevin Carter

Title: VP/Treasurer

TIMCO ENGINE CENTER, INC.

By: /s/ Kevin Carter

Title: VP/Treasurer

TIMCO ENGINEERED SYSTEMS, INC.

By: /s/ Kevin Carter

Title: VP/Treasurer

Signature Page to First Amendment to CIT Intercreditor Agreement

TRIAD INTERNATIONAL MAINTENANCE

CORPORATION

By: /s/ Kevin Carter

Title: VP/Treasurer

TIMCO AVIATION SERVICES, INC.

By: /s/ Kevin Carter

Title: VP/Treasurer

AVIATION SALES LEASING COMPANY

By: /s/ Kevin Carter

Title: VP/Treasurer

AVIATION SALES PROPERTY

MANAGEMENT CORP.

By: /s/ Kevin Carter

Title: VP/Treasurer

AVS/CAI, INC.

By: /s/ Kevin Carter

Title: VP/Treasurer

AVS/M-1, INC.

By: /s/ Kevin Carter

Title: VP/Treasurer

Signature Page to First Amendment to CIT Intercreditor Agreement

AVS/M-2, INC.

By: /s/ Kevin Carter

Title: VP/Treasurer

AVS/M-3, INC.

By: /s/ Kevin Carter

Title: VP/Treasurer

AVSRE, L.P.

By: Aviation Sales Property Management Corp.,

its general partner

By: /s/ Kevin Carter

Title: VP/Treasurer

HYDROSCIENCE, INC.

By: /s/ Kevin Carter

Title: VP/Treasurer

TMAS/ASI, INC.

By: /s/ Kevin Carter

Title: VP/Treasurer

WHITEHALL CORPORATION

By: /s/ Kevin Carter

Title: VP/Treasurer

Signature Page to First Amendment to CIT Intercreditor Agreement